INVENTORIES	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES

	As of December 31,
	2023	2022
	US$’000	US$’000
Raw materials and supplies	28,962	26,449
Work in progress	20,991	17,945
Finished goods	78,277	86,214
Total inventories at the lower of cost and net realizable value	128,230	130,608
Inventories recognized as an expense during the year ended 2023, 2022 and 2021 amounted to $405,800, $387,227 and $441,371 respectively.
For the year ended December 31, 2023 and 2022, the amount of $10,255 and $1,119 were credited to cost of sales when the circumstances, such as copper price fluctuation, that caused the net realizable value of inventory to be lower than its cost no longer existed. For the year ended December 31, 2021, our Company recognized allowance for inventories of $14,136 as an expense in cost of sales for inventories carried at net realizable value.